UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Global Growth
Fund, Inc.


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Global Growth Fund, Inc.



Portfolio Information as of August 31, 2005


                                   Country of        Percent of
Ten Largest Equity Holdings        Origin            Net Assets

Exxon Mobil Corp.                  United States         3.0%
Hyundai Motor Co.                  South Korea           2.6
Macquarie Bank Ltd.                Australia             2.5
National Australia Bank Ltd.       Australia             2.4
Porsche AG (Preferred)             Germany               2.3
Sanofi-Aventis                     France                2.0
3M Co.                             United States         2.0
LVMH Moet Hennessy Louis
   Vuitton SA                      France                1.9
Commonwealth Bank of
   Australia                       Australia             1.9
QBE Insurance Group Ltd.           Australia             1.8



                                                     Percent of
Five Largest Industries                              Net Assets

Commercial Banks                                         9.8%
Oil, Gas & Consumable Fuels                              7.6
Automobiles                                              6.4
Energy Equipment & Services                              4.9
Health Care Equipment & Supplies                         4.8

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                                     Percent of
Geographic Allocation                                  Total
by Country                                          Investments

United States                                           27.3%
Australia                                               20.2
India                                                    8.7
Japan                                                    8.1
Hong Kong                                                6.2
France                                                   5.0
South Korea                                              4.4
Switzerland                                              3.3
Germany                                                  2.9
South Africa                                             2.2
Sweden                                                   2.1
Spain                                                    2.1
Canada                                                   2.1
United Kingdom                                           1.7
China                                                    1.2
Singapore                                                0.3
Other*                                                   2.2

 * Includes portfolio holdings in short-term investments.



Important Tax Information


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Global Growth Fund, Inc. to shareholders of record on December 13, 2004:

Qualified Dividend Income for Individuals                                  100%
Dividends Qualifying for the Dividend Received Deduction for Corporations  100%



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed both its benchmark and its Lipper category average for the fiscal year, benefiting from favorable geographic and sector weightings as well as good stock selection.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +25.17%, +24.18%, +24.18%, +25.58% and +24.81%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund outperformed the +18.11% return of the benchmark Morgan Stanley Capital International (MSCI) World Index and the +18.90% average return of the Lipper Global Large Cap Growth Funds category for the same time period. (Funds in this Lipper category invest primarily in equity securities both inside and outside the United States with relatively large market capitalizations and a focus on above-average growth.)

The global equity, bond and commodity markets, as well as the major currency relationships, were relatively volatile during the fiscal year. The best equity market returns were realized outside the United States and Japan. The Fund had no exposure to Japanese equities until the last week of the fiscal year and was underweight in the U.S. stock market relative to the MSCI World Index. The most significant underweighting took place after the U.S. dollar appreciated by more than 12% relative to the euro between late December 2004 and late June 2005. At that time, we shifted more assets primarily into existing investments in the non-Japan Asian stock markets, with Australia being the largest investment exposure. Since making that shift, the U.S. dollar has depreciated in value relative to both the euro and the Australian dollar.

During the fiscal year, the Fund enjoyed relatively high total returns from its investments in the major non-Japan Asian markets, such as South Korea, India, Hong Kong and South Africa. Overweight positions in the consumer discretionary, energy, industrials and health care sectors, as well as the overweighting of specific stocks in these sectors, proved most important in the Fund's outperformance.

Leading performers in the consumer discretionary sector were Hyundai Motor Co. (South Korea), Esprit Holdings Ltd. (Hong Kong), Station Casinos, Inc., Best Buy Co., Inc., eBay Inc., Porsche AG (Germany) and TechTronic Industries Co. Ltd. (Hong Kong). In the energy sector, the leading contributors to absolute and relative performance were Transocean, Inc., Cameco Corp., Sasol Ltd. (South Africa), S-Oil Corp. (South Korea), Frontline Ltd. of Norway (headquartered in Bermuda), Suncor Energy Inc. (Canada), National Oilwell Varco, Inc., Diamond Offshore Drilling, Inc., Grant Prideco, Inc. and Petroleo Brasileiro S/A (Brazil).

In the industrials sector, top performers were ACS Actividades de Construccion y Servicios, SA (Spain), Boeing Co., PACCAR Inc., SKF AB (Sweden), Wesfarmers Ltd. (Australia), Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea), Larsen & Toubro Ltd. (India), Lockheed Martin Corp. and Toll Holdings Ltd. (Australia). Industrials stocks that detracted from performance included 3M Co. and Deere & Co. We sold our position in Deere & Co. after business conditions in the United States and Europe deteriorated due to drought conditions.

In the health care sector, the largest contributors to Fund results were Alcon, Inc. (Switzerland), Gilead Sciences, Inc., Celgene Corp., Cochlear Ltd. (Australia) and Amgen, Inc. The only meaningful detractors from sector performance were Boston Scientific Corp. and Elan Corp. Plc (Ireland). Both positions were liquidated based on the companies' deteriorating business fundamentals and growth prospects.

A final factor that aided performance was our underweight position in the information technology (IT) sector during the second half of the fiscal year. Several IT stocks had actually benefited Fund performance in the first half of the fiscal year. These included Adobe Systems Inc., Samsung Electronics Co. Ltd. (South Korea) and Electronic Arts Inc.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



What changes were made to the portfolio during the period?

In the first half of the fiscal year, as outlined in the semi-annual report to shareholders dated February 28, 2005, we reduced the portfolio's exposure to companies in the consumer discretionary, IT, materials and energy sectors while increasing exposure to financials for the first time in several years.

The most significant changes in the portfolio during the second half of the year took place in the last week of August 2005. We shifted assets from the U.K. and U.S. stock markets to the Japanese stock market, ending the period with an approximate 8% weighting in Japan. We made this shift based on what appears to be a meaningful improvement in the real and nominal growth prospects for the domestic economy in Japan. As a result of the investment in Japanese equities, the Fund's exposure to the consumer discretionary sector grew to an overweight. Among the Japanese companies added to the portfolio were Toyota Motor Corp., Isuzu Motors Ltd., Nippon Oil Corp., Matsushita Electric Works Ltd. and Sumitomo Mitsui Financial Group, Inc.

Also in the second half of the fiscal year, we increased exposure to the energy sector and decreased the Fund's weighting in financials. In energy, we created an overweight position with the addition of Exxon Mobil Corp. and Sunoco, Inc.

Finally, we trimmed the Fund's exposure to the health care sector and approached a weighting equal to the MSCI World Stock Index. Specifically, we liquidated the portfolio's positions in Johnson & Johnson, UnitedHealth Group, Inc., WellPoint, Inc., Caremark Rx, Inc., Boston Scientific and St. Jude Medical, Inc.


How would you characterize the Fund's position at the close of the period?

We believe the Fund is positioned to benefit from what appears to be an emerging recovery in real and nominal economic growth rates in the major Asian economies, including Japan. At the end of August 2005, approximately 50% of the value of the Fund's investments was in the equity markets of Australia, Japan, India, Hong Kong, South Korea, South Africa, China and Singapore. We believe the companies we have selected in these markets should provide above-average growth in revenues, earnings and rates of return in the coming quarters as the Chinese economy is likely to continue to exhibit above-average growth, pulling along other economies in the Asia-Pacific region. Also, if the Japanese economy continues to show signs of faster growth in domestic consumer spending, it can be a powerful force in regional economic growth. In our opinion, the elevated global energy prices partly reflect the strong demand for energy from China so far in 2005.

In the United States, the economy appears to be experiencing a continued slowdown in consumer demand for motor vehicles, housing and related electronic and durable goods. The higher gasoline and other energy prices may be causing consumers to tighten their budgets to pay energy bills. In addition, U.S. monetary authorities appear to be continuing to reduce the availability of residential real estate-related financing, which would tend to put downward pressure on the rate of growth in consumer spending. European business and consumer market conditions appear to be lackluster across the board, with official economic recessions apparent in the Netherlands and Italy. Consequently, the Fund remains underweight relative to the MSCI World Index in the U.S. and European markets.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 15, 2005



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                               6-Month            12-Month       Since Inception
As of August 31, 2005                                        Total Return       Total Return       Total Return
ML Global Growth Fund, Inc.--Class A Shares*                    +4.43%             +25.17%            +32.05%
ML Global Growth Fund, Inc.--Class B Shares*                    +3.99              +24.18             +24.21
ML Global Growth Fund, Inc.--Class C Shares*                    +3.99              +24.18             +24.13
ML Global Growth Fund, Inc.--Class I Shares*                    +4.59              +25.58             +34.64
ML Global Growth Fund, Inc.--Class R Shares*                    +4.30              +24.81             +30.87
MSCI World Index**                                              +2.68              +18.11             +46.33

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. Since inception total returns are from 10/31/97.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class A Shares*

Date                                      Value

10/31/1997**                            $ 9,475.00
August 1998                             $10,186.00
August 1999                             $13,059.00
August 2000                             $18,437.00
August 2001                             $11,140.00
August 2002                             $ 8,202.00
August 2003                             $ 8,863.00
August 2004                             $ 9,996.00
August 2005                             $12,511.00


ML Global Growth Fund, Inc.++
Class B Shares*

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,680.00
August 1999                             $13,592.00
August 2000                             $19,035.00
August 2001                             $11,419.00
August 2002                             $ 8,341.00
August 2003                             $ 8,940.00
August 2004                             $10,002.00
August 2005                             $12,421.00


MSCI World Index++++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,390.00
August 1999                             $13,823.00
August 2000                             $15,638.00
August 2001                             $11,668.00
August 2002                             $ 9,661.00
August 2003                             $10,716.00
August 2004                             $12,390.00
August 2005                             $14,633.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/05                  +25.17%          +18.60%
Five Years Ended 8/31/05                - 7.46           - 8.45
Inception (10/31/97)
through 8/31/05                         + 3.61           + 2.90

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 8/31/05                  +24.18%          +20.18%
Five Years Ended 8/31/05                - 8.18           - 8.51
Inception (10/31/97)
through 8/31/05                         + 2.81           + 2.81

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class C, Class I and Class R Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class C Shares*

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,680.00
August 1999                             $13,588.00
August 2000                             $19,030.00
August 2001                             $11,425.00
August 2002                             $ 8,337.00
August 2003                             $ 8,935.00
August 2004                             $ 9,997.00
August 2005                             $12,413.00


ML Global Growth Fund, Inc.++
Class I Shares*

Date                                      Value

10/31/1997**                            $ 9,475.00
August 1998                             $10,214.00
August 1999                             $13,121.00
August 2000                             $18,562.00
August 2001                             $11,251.00
August 2002                             $ 8,307.00
August 2003                             $ 8,996.00
August 2004                             $10,159.00
August 2005                             $12,758.00


ML Global Growth Fund, Inc.++
Class R Shares*

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,735.00
August 1999                             $13,722.00
August 2000                             $19,317.00
August 2001                             $11,648.00
August 2002                             $ 8,558.00
August 2003                             $ 9,269.00
August 2004                             $10,485.00
August 2005                             $13,087.00


MSCI World Index++++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,390.00
August 1999                             $13,823.00
August 2000                             $15,638.00
August 2001                             $11,668.00
August 2002                             $ 9,661.00
August 2003                             $10,716.00
August 2004                             $12,390.00
August 2005                             $14,633.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 8/31/05                  +24.18%          +23.18%
Five Years Ended 8/31/05                - 8.19           - 8.19
Inception (10/31/97)
through 8/31/05                         + 2.80           + 2.80

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/05                  +25.58%          +18.99%
Five Years Ended 8/31/05                - 7.23           - 8.22
Inception (10/31/97)
through 8/31/05                         + 3.87           + 3.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 8/31/05                                   +24.81%
Five Years Ended 8/31/05                                 - 7.49
Inception (10/31/97)
through 8/31/05                                          + 3.49



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                         Expenses Paid
                                                              Beginning                Ending          During the Period*
                                                            Account Value          Account Value         March 1, 2005
                                                               March 1,              August 31,          to August 31,
                                                                 2005                   2005                  2005
Actual

Class A                                                         $1,000               $1,044.30               $ 7.21
Class B                                                         $1,000               $1,039.90               $11.21
Class C                                                         $1,000               $1,039.90               $11.31
Class I                                                         $1,000               $1,045.90               $ 5.93
Class R                                                         $1,000               $1,043.00               $ 9.73

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000               $1,018.15               $ 7.12
Class B                                                         $1,000               $1,014.22               $11.07
Class C                                                         $1,000               $1,014.12               $11.17
Class I                                                         $1,000               $1,019.41               $ 5.85
Class R                                                         $1,000               $1,015.68               $ 9.60

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.40% for Class A,
   2.18% for Class B, 2.20% for Class C, 1.15% for Class I and 1.89% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Schedule of Investments                                                  (in U.S. dollars)
                                                                 Shares
             Industry         Common Stocks                        Held           Value
Africa

South Africa--2.2%

             Construction Materials--0.3%

             Pretoria Portland Cement Co. Ltd.                   33,000     $    1,326,523

             Food & Staples Retailing--0.4%

             Massmart Holdings Ltd.                             223,700          1,658,052

             Food Products--0.3%

             Tiger Brands Ltd.                                   73,600          1,480,246

             Industrial Conglomerates--0.3%

             Barloworld Ltd.                                     91,800          1,448,059

             Metals & Mining--0.3%

             Impala Platinum Holdings Ltd.                       13,700          1,418,625

             Specialty Retail--0.6%

             Edgars Consolidated Stores Ltd.                    302,900          1,493,143
             JD Group Ltd.                                      133,100          1,525,285
                                                                            --------------
                                                                                 3,018,428

             Total Common Stocks in
             Africa--2.2%                                                       10,349,933



Europe

France--5.0%

             Construction & Engineering--0.6%

             Vinci SA                                            32,200          2,855,597

             Pharmaceuticals--2.1%

             Sanofi-Aventis                                     114,600          9,783,162

             Textiles, Apparel & Luxury
             Goods--1.9%

             LVMH Moet Hennessy Louis Vuitton SA                115,400          9,332,439

             Transportation
             Infrastructure--0.4%

             Autoroutes du Sud de la France                      29,900          1,769,950

             Total Common Stocks in France                                      23,741,148


Germany--0.6%

             Textiles, Apparel & Luxury
             Goods--0.6%

             Puma AG Rudolf Dassler Sport                         9,700          2,625,853

             Total Common Stocks in Germany                                      2,625,853


Spain--2.1%

             Commercial Banks--0.8%

             Banco Popular Espanol SA                           306,800          3,748,589

             Construction & Engineering--1.3%

             ACS Actividades de Construccion y
             Servicios, SA                                      210,612          6,323,637

             Total Common Stocks in Spain                                       10,072,226


Sweden--2.1%

             Communications
             Equipment--1.1%

             Telefonaktiebolaget LM Ericsson                  1,461,600          5,077,475

             Machinery--1.0%

             SKF AB Class B                                     412,400          5,060,313

             Total Common Stocks in Sweden                                      10,137,788



                                                                 Shares
             Industry         Common Stocks                        Held           Value
Europe (concluded)

Switzerland--3.3%

             Health Care Equipment
             & Supplies--2.4%

             Alcon, Inc.                                         47,000     $    5,548,350
             Synthes, Inc.                                       49,200          5,912,563
                                                                            --------------
                                                                                11,460,913

             Textiles, Apparel & Luxury
             Goods--0.9%

             Swatch Group AG Registered Shares                  146,100          4,158,392

             Total Common Stocks in Switzerland                                 15,619,305


United Kingdom--1.6%

             Household Products--1.6%

             Reckitt Benckiser Plc                              252,600          7,821,688

             Total Common Stocks in the
             United Kingdom                                                      7,821,688

             Total Common Stocks in
             Europe--14.7%                                                      70,018,008


North America

Canada--2.1%

             Diversified Financial Services--0.4%

             TSX Group, Inc.                                     51,400          1,632,721

             Energy Equipment & Services--0.4%

             Ensign Resource Service Group                       67,400          2,121,673

             Oil, Gas & Consumable Fuels--1.3%

             Cameco Corp.                                       122,700          6,179,924

             Total Common Stocks in Canada                                       9,934,318


United States--27.1%

             Aerospace & Defense--1.8%

             Boeing Co.                                          72,900          4,885,758
             Lockheed Martin Corp.                               58,200          3,622,368
                                                                            --------------
                                                                                 8,508,126

             Biotechnology--1.2%

             Amgen, Inc. (a)                                     73,400          5,864,660

             Capital Markets--0.9%

             Franklin Resources, Inc.                            51,800          4,166,792

             Chemicals--3.1%

             Air Products & Chemicals, Inc.                      38,300          2,121,820
             The Dow Chemical Co.                               170,500          7,365,600
             E.I. du Pont de Nemours & Co.                       28,800          1,139,616
             Nalco Holding Co. (a)                               79,000          1,445,700
             Praxair, Inc.                                       55,300          2,670,990
                                                                            --------------
                                                                                14,743,726

             Energy Equipment & Services--4.5%

             Baker Hughes, Inc.                                  44,800          2,632,000
             Cooper Cameron Corp. (a)                            15,800          1,139,970
             Grant Prideco, Inc. (a)                             47,400          1,747,164
             Halliburton Co.                                     47,600          2,949,772
             National Oilwell Varco, Inc. (a)                    38,300          2,459,243
             Schlumberger Ltd.                                   46,700          4,026,941
             Transocean, Inc. (a)                               110,300          6,512,112
                                                                            --------------
                                                                                21,467,202


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
                                                                 Shares
             Industry         Common Stocks                        Held           Value
North America (concluded)

United States (concluded)

             Food Products--1.0%

             McCormick & Co., Inc.                               37,900     $    1,285,189
             Wm. Wrigley Jr. Co.                                 47,400          3,367,770
                                                                            --------------
                                                                                 4,652,959

             Health Care Equipment
             & Supplies--1.7%

             Medtronic, Inc.                                     78,800          4,491,600
             Varian Medical Systems, Inc. (a)                    90,800          3,615,656
                                                                            --------------
                                                                                 8,107,256

             Health Care Providers
             & Services--0.2%

             Covance, Inc. (a)                                   15,200            794,960

             Hotels, Restaurants
             & Leisure--2.2%

             Starbucks Corp. (a)                                 30,500          1,495,720
             Station Casinos, Inc.                               47,100          3,147,222
             Wynn Resorts Ltd. (a)                               58,800          2,805,936
             Yum! Brands, Inc.                                   70,300          3,330,814
                                                                            --------------
                                                                                10,779,692

             Industrial Conglomerates--2.0%

             3M Co.                                             135,600          9,647,940

             Internet Software
             & Services--1.2%

             Google, Inc. (a)                                     9,300          2,659,800
             Yahoo!, Inc. (a)                                    92,900          3,097,286
                                                                            --------------
                                                                                 5,757,086

             Machinery--1.9%

             Caterpillar, Inc.                                   72,100          4,000,829
             ITT Industries, Inc.                                24,700          2,695,264
             Pall Corp.                                          81,100          2,319,460
                                                                            --------------
                                                                                 9,015,553

             Media--0.7%

             News Corp. Class B                                  94,735          1,619,021
             Walt Disney Co.                                     63,200          1,592,008
                                                                            --------------
                                                                                 3,211,029

             Oil, Gas & Consumable
             Fuels--4.2%

             Exxon Mobil Corp.                                  240,100         14,381,990
             Sunoco, Inc.                                        74,700          5,430,690
                                                                            --------------
                                                                                19,812,680

             Pharmaceuticals--0.3%

             MGI Pharma, Inc. (a)                                58,300          1,571,768

             Trading Companies
             & Distributors--0.2%

             MSC Industrial Direct Co. Class A                   24,900            871,500

             Total Common Stocks in the
             United States                                                     128,972,929

             Total Common Stocks in
             North America--29.2%                                              138,907,247


                                                                 Shares
             Industry         Common Stocks                        Held           Value
Pacific Basin

Australia--20.1%

             Beverages--2.6%

             Coca-Cola Amatil Ltd.                            1,276,700     $    8,296,200
             Foster's Group Ltd.                                970,000          4,208,338
                                                                            --------------
                                                                                12,504,538

             Biotechnology--1.8%

             CSL Ltd.                                           330,100          8,549,024

             Capital Markets--3.3%

             Macquarie Bank Ltd. (e)                            246,100         11,740,937
             Perpetual Trustees Australia Ltd.                   80,700          3,726,361
                                                                            --------------
                                                                                15,467,298

             Commercial Banks--4.3%

             Commonwealth Bank of Australia                     318,800          8,995,416
             National Australia Bank Ltd.                       484,600         11,430,591
                                                                            --------------
                                                                                20,426,007

             Construction Materials--0.3%

             James Hardie Industries NV                         245,300          1,595,001

             Diversified Financial
             Services--0.4%

             Australian Stock Exchange Ltd.                      96,800          1,942,233

             Health Care Equipment
             & Supplies--0.7%

             Cochlear Ltd.                                      111,400          3,534,039

             Industrial Conglomerates--1.0%

             Wesfarmers Ltd.                                    156,400          4,659,076

             Insurance--1.9%

             QBE Insurance Group Ltd.                           686,000          8,874,838

             Media--1.8%

             Publishing & Broadcasting Ltd.                     692,100          8,416,589

             Road & Rail--1.4%

             Toll Holdings Ltd.                                 643,667          6,841,904

             Transportation
             Infrastructure--0.6%

             Transurban Group                                   501,800          2,708,041

             Total Common Stocks in Australia                                   95,518,588


China--1.2%

             Electrical Equipment--0.1%

             BYD Company Limited 'H'                            255,800            456,779

             Oil, Gas & Consumable
             Fuels--1.1%

             China Shenhua Energy Co. Ltd.
             Class H (a)                                      2,509,000          2,792,387
             Sinopec Zhenhai Refining and
             Chemical Co. Ltd.                                2,288,100          2,508,007
                                                                            --------------
                                                                                 5,300,394

             Total Common Stocks in China                                        5,757,173


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
                                                                 Shares
             Industry         Common Stocks                        Held           Value
Pacific Basin/Asia (continued)

Hong Kong--6.1%

             Distributors--0.5%

             China Resources Enterprise                       1,655,000     $    2,643,386

             Electric Utilities--1.7%

             Cheung Kong Infrastructure
             Holdings Ltd.                                    2,546,200          8,043,430

             Marine--1.2%

             NWS Holdings Ltd.                                1,749,700          2,844,132
             Orient Overseas International Ltd.                 772,500          3,096,717
                                                                            --------------
                                                                                 5,940,849

             Real Estate--0.6%

             Midland Holdings Ltd.                            2,132,300          1,246,573
             Shun Tak Holdings Ltd.                           1,631,800          1,468,255
                                                                            --------------
                                                                                 2,714,828

             Transportation Infrastructure--2.1%

             COSCO Pacific Ltd.                               2,399,000          4,764,601
             China Merchants Holdings
             International Co., Ltd.                          2,403,000          5,114,425
                                                                            --------------
                                                                                 9,879,026

             Total Common Stocks in Hong Kong                                   29,221,519


India--8.6%

             Auto Components--0.2%

             Bharat Forge Ltd.                                  133,400            984,842

             Automobiles--0.5%

             Tata Motors Ltd.                                   218,700          2,303,365

             Chemicals--0.5%

             Reliance Industries Ltd.                           162,200          2,647,108

             Commercial Banks--1.7%

             HDFC Bank Ltd.                                     385,000          5,615,023
             ICICI Bank Ltd.                                     68,318            748,705
             ICICI Bank Ltd. (d)                                 70,900          1,657,642
                                                                            --------------
                                                                                 8,021,370

             Construction & Engineering--0.7%

             Larsen & Toubro Ltd.                               103,300          3,123,015

             Construction Materials--0.1%

             Ultra Tech Cement Ltd.                              27,723            276,067

             Electrical Equipment--0.4%

             Bharat Heavy Electricals Ltd.                       84,700          2,057,422

             Household Products--0.7%

             Hindustan Lever Ltd.                               845,800          3,180,512

             IT Services--2.3%

             Infosys Technologies Ltd.                          159,000          8,593,782
             Tata Consultancy Services Ltd.                      77,500          2,478,356
                                                                            --------------
                                                                                11,072,138

             Metals & Mining--0.6%

             Hindalco Industries Ltd.                           896,000          2,915,201

             Pharmaceuticals--0.4%

             Sun Pharmaceuticals Industries Ltd.                137,200          1,947,997

             Wireless Telecommunication
             Services--0.5%

             Bharti Tele-Ventures Ltd. (a)                      343,700          2,461,702

             Total Common Stocks in India                                       40,990,739

                                                                 Shares
             Industry         Common Stocks                        Held           Value
Pacific Basin/Asia (concluded)

Japan--8.0%

             Automobiles--1.0%

             Isuzu Motors Ltd.                                  768,000     $    2,366,484
             Toyota Motor Corp.                                  57,100          2,329,586
                                                                            --------------
                                                                                 4,696,070

             Chemicals--0.5%

             JSR Corp.                                          107,000          2,412,073

             Commercial Banks--3.0%

             Mitsui Trust Holdings, Inc.                        419,000          4,707,777
             Mizuho Financial Group, Inc.                           900          5,015,903
             Sumitomo Mitsui Financial Group, Inc.                  600          4,902,910
                                                                            --------------
                                                                                14,626,590

             Electrical Equipment--1.0%

             Matsushita Electric Works Ltd.                     499,000          4,679,513

             Household Durables--0.5%

             Sekisui House Ltd.                                 217,000          2,389,509

             Oil, Gas & Consumable
             Fuels--1.0%

             INPEX Corp.                                            300          2,345,354
             Nippon Oil Corp.                                   301,000          2,422,489
                                                                            --------------
                                                                                 4,767,843

             Real Estate--0.5%

             Leopalace21 Corp.                                  128,400          2,398,077

             Specialty Retail--0.5%

             Yamada Denki Co., Ltd.                              37,000          2,371,919

             Total Common Stocks in Japan                                       38,341,594


Singapore--0.3%

             Beverages--0.2%

             Asia Pacific Breweries Ltd.                        159,500            837,812

             Food Products--0.1%

             People's Food Holdings Ltd.                        888,000            490,789

             Total Common Stocks in Singapore                                    1,328,601


South Korea--4.4%

             Auto Components--0.3%

             Hankook Tire Co. Ltd.                              127,200          1,520,077

             Automobiles--2.6%

             Hyundai Motor Co.                                  180,800         12,441,732

             Chemicals--0.6%

             LG Chem Ltd.                                        63,800          2,608,045

             Diversified Telecommunication
             Services--0.9%

             KT Corp.                                           115,400          4,368,452

             Total Common Stocks in
             South Korea                                                        20,938,306

             Total Common Stocks in the
             Pacific Basin--48.7%                                              232,096,520

             Total Common Stocks
             (Cost--$392,507,362)--94.8%                                       451,371,708


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Schedule of Investments (concluded)                                      (in U.S. dollars)
                                                                 Shares
             Industry         Preferred Stocks                     Held           Value
Europe

Germany--2.3%

             Automobiles--2.3%

             Porsche AG                                          13,995     $   10,917,352

             Total Preferred Stocks in
             Europe--2.3%                                                       10,917,352

             Total Preferred Stocks
             (Cost--$7,232,296)--2.3%                                           10,917,352



                                                             Beneficial
             Short-Term Securities                             Interest           Value
             Merrill Lynch Liquidity Series, LLC
                Cash Sweep Series I (b)                    $  3,540,460     $    3,540,460
             Merrill Lynch Liquidity Series, LLC
                Money Market Series (b)(c)                    6,944,000          6,944,000

             Total Short-Term Securities
             (Cost--$10,484,460)--2.2%                                          10,484,460

Total Investments (Cost--$410,224,118*)--99.3%                                 472,773,520
Other Assets Less Liabilities--0.7%                                              3,207,014
                                                                            --------------
Net Assets--100.0%                                                          $  475,980,534
                                                                            ==============

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
    Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
Affiliate                                       Activity             Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $    2,526,824        $136,408
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $ (51,187,800)        $ 63,793


(c) Security was purchased with the cash proceeds from securities loans.

(d) Depositary Receipts.

(e) Security, or a portion of security, is on loan.

  * The cost and unrealized appreciation (depreciation) of investments as of August 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                      $       410,264,829
                                                        ===================
    Gross unrealized appreciation                       $        66,854,514
    Gross unrealized depreciation                               (4,345,823)
                                                        -------------------
    Net unrealized appreciation                         $        62,508,691
                                                        ===================


    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Statement of Assets and Liabilities

As of August 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $6,679,119) (identified cost--$399,739,658)                                                         $   462,289,060
           Investments in affiliated securities, at value (identified cost--$10,484,460)                               10,484,460
           Foreign cash (cost--$3,706,167)                                                                              3,665,368
           Cash                                                                                                             5,751
           Receivables:
               Securities sold                                                                 $    47,468,845
               Dividends                                                                             1,811,675
               Capital shares sold                                                                      92,465
               Interest from affiliates                                                                  9,379
               Securities lending                                                                        1,809         49,384,173
                                                                                               ---------------
           Prepaid expenses                                                                                               135,459
                                                                                                                  ---------------
           Total assets                                                                                               525,964,271
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                    6,944,000
           Deferred foreign capital gain tax                                                                              443,739
           Payables:
               Securities purchased                                                                 40,263,732
               Capital shares redeemed                                                               1,293,774
               Other affiliates                                                                        269,676
               Distributor                                                                             267,698
               Investment adviser                                                                      256,972         42,351,852
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         244,146
                                                                                                                  ---------------
           Total liabilities                                                                                           49,983,737
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   475,980,534
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $       881,352
           Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                2,087,822
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  545,913
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                1,063,631
           Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                    6,771
           Paid-in capital in excess of par                                                                           936,043,144
           Undistributed investment income--net                                                $     4,225,314
           Accumulated realized capital losses--net                                              (530,894,552)
           Unrealized appreciation--net                                                             62,021,139
                                                                                               ---------------
           Total accumulated losses--net                                                                            (464,648,099)
                                                                                                                  ---------------
           Net Assets                                                                                             $   475,980,534
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $93,408,219 and 8,813,519 shares outstanding                           $         10.60
                                                                                                                  ===============
           Class B--Based on net assets of $212,352,872 and 20,878,217 shares outstanding                         $         10.17
                                                                                                                  ===============
           Class C--Based on net assets of $55,506,759 and 5,459,132 shares outstanding                           $         10.17
                                                                                                                  ===============
           Class I--Based on net assets of $114,007,188 and 10,636,311 shares outstanding                         $         10.72
                                                                                                                  ===============
           Class R--Based on net assets of $705,496 and 67,713 shares outstanding                                 $         10.42
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Statement of Operations

For the Year Ended August 31, 2005
Investment Income

           Dividends (net of $492,653 foreign withholding tax)                                                    $    13,774,875
           Interest from affiliates                                                                                       136,408
           Securities lending--net                                                                                         63,793
                                                                                                                  ---------------
           Total income                                                                                                13,975,076
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     3,848,217
           Account maintenance and distribution fees--Class B                                        2,390,196
           Transfer agent fees--Class B                                                                637,757
           Account maintenance and distribution fees--Class C                                          597,629
           Transfer agent fees--Class A                                                                270,077
           Account maintenance fees--Class A                                                           249,022
           Transfer agent fees--Class I                                                                233,313
           Accounting services                                                                         229,495
           Transfer agent fees--Class C                                                                168,708
           Custodian fees                                                                              163,407
           Printing and shareholder reports                                                             93,113
           Professional fees                                                                            68,752
           Directors' fees and expenses                                                                 68,022
           Registration fees                                                                            61,375
           Pricing fees                                                                                  9,179
           Account maintenance and distribution fees--Class R                                            1,157
           Transfer agent fees--Class R                                                                    776
           Other                                                                                        44,138
                                                                                               ---------------
           Total expenses                                                                                               9,134,333
                                                                                                                  ---------------
           Investment income--net                                                                                       4,840,743
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments (including $78,765 foreign capital gain tax)--net                        91,081,748
               Foreign currency transactions--net                                                    (550,259)         90,531,489
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments (including $443,739 deferred foreign capital gain tax)--net              20,223,584
               Foreign currency transactions--net                                                    (115,527)         20,108,057
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    110,639,546
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   115,480,289
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $     4,840,743    $     2,494,664
           Realized gain--net                                                                       90,531,489        113,251,216
           Change in unrealized appreciation/depreciation--net                                      20,108,057       (36,489,741)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    115,480,289         79,256,139
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                (18,378)                 --
               Class B                                                                                      --                 --
               Class C                                                                                      --                 --
               Class I                                                                               (328,352)                 --
               Class R                                                                                   (303)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                       (347,033)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                    (158,083,866)      (203,244,671)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                                  32              (293)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                           (42,950,578)      (123,988,825)
           Beginning of year                                                                       518,931,112        642,919,937
                                                                                               ---------------    ---------------
           End of year*                                                                        $   475,980,534    $   518,931,112
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     4,225,314    $       349,326
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     8.47    $     7.51   $     6.95   $     9.44   $    17.95
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .13           .07          .03        (.02)         --++
           Realized and unrealized gain (loss)--net                 2.00++++       .89++++          .53       (2.47)       (6.64)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             2.13           .96          .56       (2.49)       (6.64)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Investment income--net                                   --++            --           --           --           --
               Realized gain--net                                         --            --           --           --        (.58)
               In excess of realized gain--net                            --            --           --           --       (1.29)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total distributions                                            --            --           --           --       (1.87)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.60    $     8.47   $     7.51   $     6.95   $     9.44
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         25.17%        12.78%        8.06%     (26.38%)     (39.58%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.38%         1.37%        1.42%        1.31%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               1.35%          .87%         .40%       (.18%)      (.001%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   93,408    $   98,519   $  110,092   $  130,310   $  240,027
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        108.95%        71.91%      121.00%      105.73%      126.37%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment return excludes the effects of sales charges.

            ++ Amount is less than $(.01) per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     8.19    $     7.32    $    6.83   $     9.35   $    17.75
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .05          --++        (.03)        (.08)        (.10)
           Realized and unrealized gain (loss)--net                 1.93++++       .87++++          .52       (2.44)       (6.56)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.98           .87          .49       (2.52)       (6.66)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Realized gain--net                                         --            --           --           --        (.54)
               In excess of realized gain--net                            --            --           --           --       (1.20)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total distributions                                            --            --           --           --       (1.74)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.17    $     8.19   $     7.32   $     6.83   $     9.35
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         24.18%        11.89%        7.17%     (26.95%)     (40.01%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.16%         2.16%        2.22%        2.09%        1.95%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .56%          .05%       (.43%)       (.99%)       (.77%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  212,353    $  252,691   $  327,483   $  456,393   $1,046,889
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        108.95%        71.91%      121.00%      105.73%      126.37%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment return excludes the effects of sales charges.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     8.19    $     7.32   $     6.83   $     9.36   $    17.76
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .05          --++        (.03)        (.08)        (.10)
           Realized and unrealized gain (loss)--net                 1.93++++       .87++++          .52       (2.45)       (6.56)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.98           .87          .49       (2.53)       (6.66)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Realized gain--net                                         --            --           --           --        (.54)
               In excess of realized gain--net                            --            --           --           --       (1.20)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total distributions                                            --            --           --           --       (1.74)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.17    $     8.19   $     7.32   $     6.83   $     9.36
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         24.18%        11.89%        7.17%     (27.03%)     (39.97%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.18%         2.18%        2.24%        2.11%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .55%          .05%       (.43%)       (.99%)       (.78%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   55,507    $   60,771   $   72,249   $   95,117   $  197,356
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        108.95%        71.91%      121.00%      105.73%      126.37%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment return excludes the effects of sales charges.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     8.56    $     7.58   $     7.00   $     9.48   $    18.01
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net*                                       .16           .09          .04         --++          .03
           Realized and unrealized gain (loss)--net                 2.03++++       .89++++          .54       (2.48)       (6.65)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             2.19           .98          .58       (2.48)       (6.62)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Investment income--net                                  (.03)            --           --           --           --
               Realized gain--net                                         --            --           --           --        (.59)
               In excess of realized gain--net                            --            --           --           --       (1.32)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total distributions                                         (.03)            --           --           --       (1.91)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.72    $     8.56   $     7.58   $     7.00   $     9.48
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         25.58%        12.93%        8.29%     (26.16%)     (39.39%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.13%         1.13%        1.16%        1.06%         .93%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      1.60%         1.05%         .63%         .04%         .25%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  114,007    $  106,785   $  133,096   $   55,525   $  155,922
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                        108.95%        71.91%      121.00%      105.73%      126.37%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment return excludes the effects of sales charges.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Financial Highlights (concluded)
                                                                                                      Class R

                                                                                                                  For the Period
                                                                                                                    January 3,
                                                                                          For the Year Ended        2003++ to
The following per share data and ratios have been derived                                     August 31,            August 31,
from information provided in the financial statements.                                  2005            2004           2003
Per Share Operating Performance

           Net asset value, beginning of period                                    $       8.36     $       7.39     $       6.50
                                                                                   ------------     ------------     ------------
           Investment income--net**                                                         .06              .08              .06
           Realized and unrealized gain--net                                           2.01++++          .89++++              .83
                                                                                   ------------     ------------     ------------
           Total from investment operations                                                2.07              .97              .89
                                                                                   ------------     ------------     ------------
           Less distributions from investment income--net                                 (.01)               --               --
                                                                                   ------------     ------------     ------------
           Net asset value, end of period                                          $      10.42     $       8.36     $       7.39
                                                                                   ============     ============     ============

Total Investment Return***

           Based on net asset value per share                                            24.81%           13.13%        13.69%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

           Expenses                                                                       1.79%            1.56%           1.64%*
                                                                                   ============     ============     ============
           Investment income--net                                                          .99%            1.36%            .66%*
                                                                                   ============     ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                $        705     $        166          --+++++
                                                                                   ============     ============     ============
           Portfolio turnover                                                           108.95%           71.91%          121.00%
                                                                                   ============     ============     ============

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment return excludes the effects of sales charges.

            ++ Commencement of operations.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders have voting rights with respect to material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Interest income is recognized on an accrual basis.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $629,024 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $11,302 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, characterization of expenses, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                       Maintenance         Distribution
                                               Fee                  Fee

Class A                                       .25%                   --
Class B                                       .25%                 .75%
Class C                                       .25%                 .75%
Class R                                       .25%                 .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                              FAMD               MLPF&S

Class A                                     $  523             $  7,079
Class I                                     $   38             $    616


For the year ended August 31, 2005, MLPF&S received contingent deferred sales charges of $52,246 and $1,786 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2005, MLIM, LLC received $26,763 in securities lending agent fees.

In addition, MLPF&S received $187,204 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2005.

For the year ended August 31, 2005, the Fund reimbursed MLIM $12,479 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005 were $551,805,843 and $719,172,396, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $158,083,866 and $203,244,964 for the years ended August 31, 2005 and August 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2005                       Shares               Amount

Shares sold                                447,117    $       4,437,307
Automatic conversion of shares           1,143,256           11,239,018
Shares issued to shareholders in
   reinvestment of dividends                 1,629               15,927
                                   ---------------    -----------------
Total issued                             1,592,002           15,692,252
Shares redeemed                        (4,414,664)         (43,470,746)
                                   ---------------    -----------------
Net decrease                           (2,822,662)    $    (27,778,494)
                                   ===============    =================


Class A Shares for the Year                                      Dollar
Ended August 31, 2004                       Shares               Amount

Shares sold                                707,209    $       5,969,716
Automatic conversion of shares           1,437,615           12,282,386
                                   ---------------    -----------------
Total issued                             2,144,824           18,252,102
Shares redeemed                        (5,172,582)         (43,630,780)
                                   ---------------    -----------------
Net decrease                           (3,027,758)    $    (25,378,678)
                                   ===============    =================


Class B Shares for the Year                                      Dollar
Ended August 31, 2005                       Shares               Amount

Shares sold                                587,073    $       5,539,334
                                   ---------------    -----------------
Shares redeemed                        (9,385,041)         (88,290,410)
Automatic conversion of shares         (1,186,494)         (11,239,018)
                                   ---------------    -----------------
Total redeemed                        (10,571,535)         (99,529,428)
                                   ---------------    -----------------
Net decrease                           (9,984,462)    $    (93,990,094)
                                   ===============    =================


Class B Shares for the Year                                      Dollar
Ended August 31, 2004                       Shares               Amount

Shares sold                              1,044,170    $       8,602,162
                                   ---------------    -----------------
Automatic conversion of shares         (1,480,598)         (12,282,386)
Shares redeemed                       (13,450,908)        (110,144,927)
                                   ---------------    -----------------
Total redeemed                        (14,931,506)        (122,427,313)
                                   ---------------    -----------------
Net decrease                          (13,887,336)    $   (113,825,151)
                                   ===============    =================


Class C Shares for the Year                                      Dollar
Ended August 31, 2005                       Shares               Amount

Shares sold                                153,023    $       1,456,895
Shares redeemed                        (2,117,704)         (20,000,455)
                                   ---------------    -----------------
Net decrease                           (1,964,681)    $    (18,543,560)
                                   ===============    =================



MERRILL LYNCH GLOBAL GROWTH FUND, INC.AUGUST 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended August 31, 2004                       Shares               Amount

Shares sold                                308,528    $       2,566,158
Shares redeemed                        (2,757,830)         (22,547,416)
                                   ---------------    -----------------
Net decrease                           (2,449,302)    $    (19,981,258)
                                   ===============    =================


Class I Shares for the Year                                      Dollar
Ended August 31, 2005                       Shares               Amount

Shares sold                              1,960,452    $      19,328,613
Shares issued to shareholders in
   reinvestment of dividends                30,133              297,417
                                   ---------------    -----------------
Total issued                             1,990,585           19,626,030
Shares redeemed                        (3,824,180)         (37,876,778)
                                   ---------------    -----------------
Net decrease                           (1,833,595)    $    (18,250,748)
                                   ===============    =================


Class I Shares for the Year                                      Dollar
Ended August 31, 2004                       Shares               Amount

Shares sold                              2,353,975    $      19,989,818
Shares redeemed                        (7,454,281)         (64,226,677)
                                   ---------------    -----------------
Net decrease                           (5,100,306)    $    (44,236,859)
                                   ===============    =================


Class R Shares for the Year                                      Dollar
Ended August 31, 2005                       Shares               Amount

Shares sold                                 67,626    $         670,119
Shares issued to shareholders in
   reinvestment of dividends                    32                  303
                                   ---------------    -----------------
Total issued                                67,658              670,422
Shares redeemed                           (19,765)            (191,392)
                                   ---------------    -----------------
Net increase                                47,893    $         479,030
                                   ===============    =================


Class R Shares for the Year                                      Dollar
Ended August 31, 2004                       Shares               Amount

Shares sold                                 21,035    $         187,377
Shares redeemed                            (1,230)             (10,395)
                                   ---------------    -----------------
Net increase                                19,805    $         176,982
                                   ===============    =================


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2005.


6. Commitments:
At August 31, 2005, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $40,341,000 and $22,726,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:


                                       8/31/2005              8/31/2004

Distributions paid from:
   Ordinary income               $       347,033                     --
                                 ---------------      -----------------
Total taxable distributions      $       347,033                     --
                                 ===============      =================


As of August 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                    $       4,110,410
Undistributed long-term capital gains--net                           --
                                                      -----------------
Total undistributed earnings--net                             4,110,410
Capital loss carryforward                                (530,853,842)*
Unrealized gains--net                                      62,095,333**
                                                      -----------------
Total accumulated losses--net                         $   (464,648,099)
                                                      =================

 * On August 31, 2005, the Fund had a net capital loss carryforward of $530,853,842, of which $11,892,408 expires in 2008,
   $3,964,136 expires in 2009, $162,448,399 expires in 2010 and
   $352,548,899 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains
   (losses) on certain foreign currency contracts.



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


(Ernst & young LLP)
Philadelphia, Pennsylvania
October 14, 2005



MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      175 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Donald W. Burton        Director     2002 to  General Partner of The Burton Partnership,       23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership (an investment partnership)  42 Portfolios  Inc.; Symbion
Princeton,                                    since 1979; Managing General Partner of The                     Inc.
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member
Age: 61                                       of the Investment AdvisoryCouncil of the Florida
                                              State Board of Administration since 2001.


John Francis O'Brien    Director     2005 to  President and Chief Executive Officer of         23 Funds       ABIOMED
P.O. Box 9095                        present  Allmerica Financial Corporation (financial       42 Portfolios  (medical device
Princeton,                                    services holding company) from 1995 to 2002 and                 manufacturer),
NJ 08543-9095                                 Director from 1995 to 2003; President of                        Cabot
Age: 62                                       Allmerica Investment Management Co., Inc.                       Corporation
                                              (investment adviser) from 1989 to 2002,                         (chemicals),
                                              Director from 1989 to 2002 and Chairman of the                  LKQ Corporation
                                              Board from 1989 to 1990; President, Chief                       (auto parts
                                              Executive Officer and Director of First                         manufacturing)
                                              Allmerica Financial Life Insurance Company                      and TJX
                                              from 1989 to 2002 and Director of various other                 Companies, Inc.
                                              Allmerica Financial companies until 2002;                       (retailer)
                                              Director since 1989 and Member of the Governance
                                              Nominating Committee since 2004, Member of the
                                              Compensation Committee of ABIOMED since 1989 and
                                              Member of the Audit Committee of ABIOMED from
                                              1990 to 2004; Director and Member of the
                                              Governance and Nomination Committee of Cabot
                                              Corporation and member of the Audit Committee since
                                              1990; Director and Member of the Audit Committee
                                              and Compensation Committee of LKQ Corporation
                                              since 2003; Lead Director of TJX Companies,
                                              Inc. since 1999; Trustee of the Woods Hole
                                              Oceanographic Institute since 2003.


Laurie Simon Hodrick    Director     1999 to  Professor of Finance and Economics, Graduate     23 Funds       None
P.O. Box 9095                        present  School of Business, Columbia University since    42 Portfolios
Princeton,                                    1998.
NJ 08543-9095
Age: 42


David H. Walsh          Director     2003 to  Consultant with Putnam Investments from 1993     23 Funds       None
P.O. Box 9095                        present  to 2003, and employed in various capacities      42 Portfolios
Princeton,                                    from 1973 to 1992; Director, The National
NJ 08543-9095                                 Audubon Society since 1998; Director, The
Age: 63                                       American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1998 to  Managing Director of FGW Associates since        23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment       42 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                      Inc.
NJ 08543-9095                                 1979 to 1997; Director of the Michael J. Fox
Age: 64                                       Foundation for Parkinson's Research since 2000;
                                              Director of BTG International Plc (a global
                                              technology commercialization company)
                                              since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIMfrom
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Lawrence R. Fuller      Vice         1997 to  Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 64


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global
Age: 54                                       Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief
                                              Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at
                                              Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division
                                              of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL GROWTH FUND, INC.                          AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31,
           2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $40,000
                                   Fiscal Year Ending August 31, 2004 - $38,000

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $5,700
                                   Fiscal Year Ending August 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -    Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2005 - $5,700
               Fiscal Year Ending August 31, 2004 - $5,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 19, 2005